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                                                                    Exhibit 10.1

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Fourth Amendment to Employment Agreement is made and entered into as of January 24, 2001, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and K.C. Breen ("Executive").


                                    RECITALS

A) On March 31, 1998 an Employment Agreement was made and entered into by and between Employer and Executive.

B) On March 31, 1999, a First Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

C) On October 1, 1999, a Second Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

D) On January 11, 2000, a Third Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

E) Pursuant to a Memorandum dated August 1, 2000, Executive's Base Salary was increased to $170,000, effective as of November 1, 2000.

F) Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:

                                    AGREEMENT

1.     Section 3.1 of the Agreement which provides:

       3.1 TERM. The term of Executive's employment hereunder shall commence on April 1, 1998 and shall continue until March 31, 2001 unless sooner terminated or extended as hereinafter provided.

     is hereby amended, effective January 24, 2001, to provide as follows:

       3.1 TERM. The term of Executive's employment hereunder shall commence on April 1, 1998 and shall continue until March 31, 2002 unless sooner terminated or extended as hereinafter provided.

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2.     All other terms of the Employment Agreement, as amended, shall remain unaltered and fully effective.



Executed in San Diego, California, as of the date first written above.



EXECUTIVE                                      EMPLOYER

                                      PRICESMART, INC.

K.C. Breen                            By: /s/ Gilbert A. Partida
                                          -------------------------------
/s/ Kevin C. Breen                    Name: Gilbert A. Partida
---------------------                 Its: President and Chief Executive Officer